April 4, 1996
Dear Shareholders:
        It is a pleasure to invite you to the 1996 Annual Meeting of Shareholders to be held at the Company's Office, 3171 Directors Row in Memphis, Tennessee on May 3rd. I hope that those of you who find it convenient will attend.
        At the meeting we will report to you on the Company's current operations and outlook, and members of the Board of Directors and management will be pleased to respond to any questions you may have.
        Whether you own few or many shares of stock and whether or not you plan to attend in person, it is important that your shares be voted on matters that come before the meeting. I urge you to specify your choices by marking the enclosed proxy card and returning it promptly.
        If you sign and return your proxy card without specifying your choices, it will be understood that you wish to have your shares voted in accordance with the Board's recommendations.
       I look forward to seeing as many of you as possible at the meeting.


                                          Sincerely,


                                          Michael S. Starnes
                                          Chairman of the Board


M.S. CARRIERS, INC.
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
       Notice is hereby given that the Annual Meeting of Shareholders of M.S. Carriers, Inc. (the "Company") will be held at the Company's Office, 3171 Directors Row, Memphis, Tennessee, on Friday, May 3, 1996, at 9:00 a.m., local time, for the following purposes:
       1. To elect directors for the ensuing year;
       2. To consider and vote upon the approval of the Company's 1996 Stock Option Plan; and
       3. To act upon such other matters as may properly come before the meeting.
       Shareholders of record at the close of business on March 1, 1996, will be entitled to vote at the meeting or any adjournment thereof.
       It is important that your shares be represented at the meeting. Accordingly, you are urged to sign and return the enclosed proxy card whether or not you plan to attend the meeting. If you do attend, you may vote by ballot at the meeting, thereby canceling any proxy vote previously given.


                                 M.J. Barrow
                                 Senior Vice President-Finance
                                 and Secretary-Treasurer


M.S. CARRIERS, INC.
3171 Directors Row
Memphis, Tennessee 38116

PROXY STATEMENT

     This proxy statement and the accompanying proxy card are being mailed on or about April 4, 1996, to the shareholders of the Company in connection with the solicitation of proxies by the Board of Directors for the Annual Meeting of Shareholders in Memphis, Tennessee. Proxies are solicited to give all shareholders of record at the close of business on March 1, 1996, an opportunity to vote on matters that come before the meeting. This procedure is necessary because many shareholders will not be able to attend the meeting. Shares can be voted only if the shareholder is present in person or is represented by proxy.
     When your proxy card is returned properly signed, the shares represented will be voted in accordance with your directions. You can specify your choices by marking the appropriate boxes on the enclosed proxy card. If your proxy card is signed and returned without specifying choices, the shares will be voted as recommended by the Board of Directors. You may revoke your proxy at any time before it is voted at the meeting.
     Your vote is important. Accordingly, you are urged to sign and return the accompanying proxy card whether or not you plan to attend the meeting. If you do attend, you may vote by ballot at the meeting, thereby canceling any proxy vote previously given.
     As a matter of policy, proxies, ballots and voting tabulations that identify individual shareholders are kept private by the Company. Such documents are available for examination only by certain representatives associated with processing proxy cards and tabulating the vote. The vote of any shareholder is not disclosed except as may be necessary to meet legal requirements.
     As of March 1, 1996, the record date, there were 12,347,634 shares of Common Stock issued and outstanding. Each share of Common Stock is entitled to one vote on each matter properly brought before the meeting. A plurality of the shares of Common Stock present in person or represented by proxy at the meeting is required for the election of Directors. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock, present in person or represented by proxy at the meeting, is required for approval of all other items being submitted to the stockholders for their consideration.

BENEFICIAL OWNERSHIP OF COMMON STOCK
     The following table set forth certain information as of March 1, 1996, with respect to the beneficial ownership of the Company's Common Stock by (i) each person known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock; (ii) each director of the Company; (iii) each executive officer named in the Summary Compensation Table; and (iv) all directors and executive officers as a group.


OWNERSHIP OF COMMON STOCK

Name of                                               Amount and Nature of             Percent
Beneficial Owner                                     Beneficial Ownership (1)          of Class

Michael S. Starnes
    c/o M.S. Carriers, Inc.
    3171 Directors Row
    Memphis, Tennessee 38116.......................       3,106,158                    25.2%

Wellington Management Company
    75 State Street
    Boston, Massachusetts 02109....................       1,600,280(2)                 13.0%

The Capital Group Companies, Inc.,
Capital Research and Management Company,
World Fund, Inc. and Capital Guardian Trust Company
    333 South Hope Street
    Los Angeles, CA 90071..........................       1,478,200(3)                 12.0%

Carl J. Mungenast .................................       8,178(4)                      *

James W. Welch.....................................     145,771(5)                      1.2%

Gary L. Hardeman ..................................      53,334                         *

M.J. Barrow........................................      52,992(6)                      *

Robert P. Hurt.....................................      41,227(7)                      *

Morris H. Fair.....................................      19,500(8)                      *

Jack H. Morris, III................................      22,500(9)                      *

All executive officers and directors as a group ...   3,396,326                        27.3%

* Indicates less than 1%.
     (1) Beneficial ownership of Common Stock consists of sole voting and investment power except as otherwise indicated.
     (2) According to a Schedule 13G (Amendment No. 8) dated February 6, 1996, Wellington Management Company claims as of December 31, 1995, shared voting power with respect to 883,990 shares and shared investment power with respect to 1,600,280 shares. Wellington Management Company does not claim sole voting power or sole investment power with respect to any of these shares.
     (3) According to a Schedule 13G (Amendment No. 1) dated February 9, 1996, Capital Guardian Trust Company and Capital Research and Management Company, operating subsidiaries of the Capital Group Companies, Inc., claim as of December 29, 1995, sole voting power with respect to 616,000 and 837,000 shares, respectively, and sole investment power with respect to 641,200 and 837,000 shares, respectively, for a combined total of 1,478,200 shares which were owned by various institutional investors.
     (4) The shares of Common Stock shown as beneficially owned by Carl J. Mungenast represent 178 shares allocated to his account in the Company's Retirement Savings Plan and 8,000 shares which he may acquire through the exercise of stock options within 60 days of March 1, 1996.
     (5) The shares of Common Stock shown as beneficially owned by James W. Welch represent 100,000 shares owned directly by him, 5,771 shares allocated to his account in the Company's Retirement Savings Plan and 40,000 shares which he may acquire through the exercise of stock options within 60 days of March 1, 1996.
     (6)  The shares of Common Stock shown as beneficially owned by M.
          J. Barrow represent 8,965 shares owned directly by him, 60 shares owned by him as custodian for his children, 3,967 shares allocated to his account in the Company's Retirement Savings Plan and 40,000 shares which he may acquire through the exercise of stock options within 60 days of March 1, 1996.
     (7) The shares of Common Stock shown as beneficially owned by Robert P. Hurt represent 17,600 shares owned directly by him, 3,627 shares allocated to his account in the Company's Retirement Savings Plan and 20,000 shares which he may acquire through the exercise of stock options within 60 days of March 1, 1996.
     (8) The shares of Common Stock shown as beneficially owned by Morris H. Fair represent 19,000 shares owned directly by him and 500 shares which he may acquire through the exercise of stock options within 60 days of March 1, 1996.
     (9) The shares of Common Stock shown as beneficially owned by Jack H. Morris represent 22,000 shares owned directly by him and 500 shares which he may acquire through the exercise of stock options within 60 days of March 1, 1996.

ELECTION OF DIRECTORS
(Item 1 on Proxy Card)
     At the meeting, the shares represented by the enclosed proxy card will be voted for the election of the seven nominees named below, unless otherwise instructed on the proxy card. If you do not wish your shares to be voted for particular nominees, please identify the exceptions in the appropriate space provided on the proxy card.
     If at the time of the meeting one or more of the nominees have become unavailable to serve, shares represented by proxies will be voted for the remaining nominees and for such other persons as may be determined by the holders of such proxies or, if none, the size of the Board will be reduced. The Board knows of no reason why any of the nominees will be unavailable or unable to serve.
     All of the nominees are members of the present Board. The table below sets forth certain information regarding each nominee.

                                                     Principal Occupation
                                                   Business Experience and
                                                     Other Directorships                                      Director
Name                                               Of Public Companies (1)                     Age             Since

Michael S. Starnes (2)                            Chairman of the Board,                       51              1978
                                                  President and Chief Executive
                                                  Officer of the Company
Carl J. Mungenast (3)                             Executive Vice President and                 56              1994
                                                  Chief Operating Officer
                                                  of the Company
James W. Welch                                    Senior Vice President - Marketing            52              1982
                                                  of the Company
M.J. Barrow                                       Senior Vice President - Finance,             51              1982
                                                  Secretary-Treasurer of the
                                                  Company
Robert P. Hurt                                    Vice President-Maintenance,                  61              1983
                                                  Assistant Secretary of the
                                                  Company
Morris H. Fair                                    Senior Vice President,                       66              1986
                                                  Union Planters Corporation
Jack H. Morris, III                               Chief Executive Officer of                   65              1986
                                                  Auto Glass of Memphis, Inc.

    (1) Each of the nominees, except Mr. Mungenast has held substantially the same principal occupation during the past five years.
    (2) Mr. Starnes is a director of RFS Hotel Investors, Inc., a real estate investment trust.
    (3) Mr. Mungenast was employed by Sears Roebuck &Company from 1958 until his retirement in December 1993. At the time of his retirement, he was Senior Vice President for Sears Logistics Services in Itasca, Illinois and responsible for all distribution, transportation and home delivery services for Sears. Mr. Mungenast's employment with the Company commenced April 1, 1994.

ADDITIONAL INFORMATION RELATED
TO THE BOARD OF DIRECTORS
     The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of the Company. Members of the Board who are not officers are kept informed of the Company's business through discussions with the Chairman and other officers, by reviewing analysis and other reports, as well as by participating in Board meetings. To assist the Board in carrying out its duties, the Board has established an Audit Committee and an Executive Compensation Committee.
     Regular meetings of the Board of Directors are held each quarter, and special meetings are scheduled when required. The Board held four meetings in 1995 and each director attended 75% or more of the meetings.
     The Audit Committee meets with management and the independent auditors to consider the adequacy of the internal controls of the Company and the objectivity of financial reporting. The Audit Committee recommends to the Board the appointment of the independent auditors. The members of the Committee are Messrs. Starnes, Fair and Morris. The Committee met twice during 1995 and each member attended the meeting.
     The Executive Compensation Committee administers reviews and approves the salaries and other remuneration arrangements for senior management. The members of the Committee who are not employees of the Company administer the Company's Stock Option Plans. The members of the Committee are Messrs. Starnes, Fair and Morris. The Committee met twice during 1995 and each member attended the meetings.

Compensation of Directors

     Directors who are not full-time employees receive a fee of $1,500 for each meeting of the Board they attend and for each Committee Meeting they attend if not held on a day on which a meeting of the Board is held. Directors who are also officers of the Company receive no additional compensation for services as directors. Under the Company's Non-Employee Directors Stock Option Plan, which was approved by the shareholders, each non-employee director received on September 14, 1994, an automatic, non-discretionary award of an option to purchase 2,500 shares of Common Stock and all new non-employee directors will receive a similar award upon their election to the Board. The option price per share is equal to the fair market value of the Common Stock on the date of the grant. Each stock option shall vest and become exercisable in five (5) equal annual installments on the anniversary dates of the date of the grant. If a non-employee director ceases to be a director of the Company for any reason other than death or disability, all options granted to him or her shall immediately terminate; provided, however, the non-employee director shall have thirty (30) days from the date on which he or she ceased to be a director to exercise any portion of the option which was exercisable on the date that the non-employee director ceased to be a director of the Company.

PROPOSAL RESPECTING COMPANY'S 1996 STOCK OPTION PLAN
(Item 2 on Proxy Card)
     Upon the recommendation of the Chairman of the Board of Directors, the Board of Directors adopted, and is submitting for shareholder approval, the 1996 Stock Option Plan (the "1996 Plan"). A copy of the 1996 Plan is attached as Exhibit A.
     Under the 1996 Plan, options to purchase up to an aggregate of one million five hundred thousand (1,5000,000) shares of Common Stock may be granted to employees of the Company. The purpose of the 1996 Plan is to benefit the Company in attracting and retaining outstanding personnel. The 1996 Plan is intended to advance the best interests of the Company by providing employees with a favorable opportunity to obtain a proprietary interest in the success of the Company. All of the Company's employees are eligible to participate in the 1996 Plan.
     No options had been granted under the 1996 Plan. The 1996 Plan does not prescribe a maximum or minimum number of shares of Common Stock which may be covered by options granted to any one person. The approximate number of persons in the class of eligible participants is 3,000.
     The 1996 Plan and the granting of options thereunder will be administered by the members of the Executive Compensation Committee of the Board of Directors who are not employees of the Company (the "Compensation Committee"). The Compensation Committee has the power to determine which persons shall receive options under the 1996 Plan and the number of shares of Common Stock to be offered to each optionee. No options will be granted under the 1996 Plan subsequent to March 25, 2006.
     The terms and conditions applicable to each option granted under the 1996 Plan will be generally determined by the Compensation Committee at the time of grant of each option, and may vary with each option granted. Members of the Compensation Committee are not eligible to receive options under the 1996 Plan.
     In general, an option granted under the 1996 Plan will terminate no later than three months after severance of the optionee's relationship with the Company as an employee. The Compensation Committee will determine, however, whether authorized leave of absence or absence on military or government service constitutes severance of employment for this purpose. Special rules apply if an optionee dies or if an optionee is retired in good standing from the employ of the Company by reason of age or disability. In the event an option granted under the 1996 Plan expires or terminates by reason of the death or severance of the optionee's employment relationship with the Company, or any other cause, the shares of Common Stock allocable to the unexercised portion of such option may again be subject to an option under the 1996 Plan.
     Adjustments will be made under the 1996 Plan in the number of shares of Common Stock which are issuable upon exercise of options and in the price per share thereof to protect the holders of options against dilution in the event of any subdivision or consolidation of Common Stock or any dividend, or other increase or decrease in shares of Common Stock effected without a receipt of consideration by the Company, and to protect the holders in the event of mergers, consolidations and sales of substantially all the assets of the Company. In the event of such sale or merger or consolidation in which the Company is not the surviving corporation, however, the Board of Directors of the Company may cancel such options as of the effective date of merger, consolidation or sale and liquidation, provided that notice of such cancellation is given, and the holder of an option shall have the right to exercise such option in full during the 30-day period preceding the effective date of such merger, consolidation or sale and liquidation.
     The price of a share of Common Stock purchasable upon exercise of an option granted under the 1996 Plan is to be determined by the Compensation Committee. Incentive stock options must have an exercise price equal to at least 100% of the fair market value of the Common Stock on the date of grant (110% in the case of any optionee who at the time of grant owns, directly or indirectly, more than 10% of the combined voting power of all classes of the Company's stock). Non-qualified stock options must have an exercise price that is equal to at least 100% of the fair market value of the Common Stock on the date of grant. The option price may be paid either in cash or, if allowed by the terms of the Option and subject to certain restrictions, by tendering Common Stock having a value equal to the option price. The Compensation Committee may impose reasonable conditions on the delivery of stock certificates upon exercise of an option under the 1996 Plan. Such conditions may include the payment by the optionee of any withholding or other tax liability resulting from such exercise and the agreement by the optionee to provide certain information to the Company.
     Options granted under the 1996 Plan will not be transferable by the optionee other than by will or under the laws of descent and distribution and will be exercisable only by him during his lifetime. Options under the 1996 Plan, in the discretion of the Compensation Committee, may be exercisable from time to time in part or as a whole and upon such other conditions as the Compensation Committee may impose. No option, however, may be exercised more than ten years after the date of grant.
     The Board of Directors has the power to modify, revise or terminate the 1996 Plan; provided, however, that without the approval of the holders of at least a majority of the outstanding shares of stock of the Company present in person or by proxy and entitled to vote on the election of directors, the Board may not increase the aggregate number of shares of Common Stock for which options may be granted under the 1996 Plan or materially increase the benefits accruing to participants under the 1996 Plan.
     The 1996 Plan provides for the issuance of both incentive stock options and non-qualified options. The two types of options are subject to differing federal tax treatment.
     The Company will not be entitled to any deduction upon either the grant or the exercise of an incentive stock option. Similarly, the optionee generally will realize no income upon either the grant or exercise of an incentive stock option. The excess of the fair market value of the Common Stock over the amount paid upon the exercise of an incentive stock option will be considered as alternative minimum taxable income to the optionee, however, and may, in individual situations, subject an optionee to alternative minimum tax. Generally, these tax consequences will prevail if the optionee holds the Common Stock for more than one year after the date of exercise and more than two years after the date of grant of the option. If, however, these holding period requirements are not satisfied, the optionee may recognize ordinary income at the time he or she disposes of the Common Stock. Also in that case, on the date of disposition the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the optionee. If the aggregate fair market value of Common Stock (determined at the time of grant) with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year (under all incentive stock option plans of the Company) exceeds $100,000, then options to purchase Common Stock in excess of the $100,000 limitation will be treated as options which are not incentive stock options.
     Under current regulations, the Company will not be entitled to a deduction, and the optionee will not be required to realize any income, upon the grant of a non-qualified option. A person exercising a non-qualified option granted under the 1996 Plan will realize ordinary income, and the Company will be entitled to a deduction, on the date the option is exercised. The amount of such income and such deduction both will be equal to the excess of the fair market value of the shares of the Common Stock acquired on the date of exercise over the amount paid therefor.
     No awards have been made by the Committee pursuant to the 1996 Plan. The approximate number of persons in the class of eligible participants is 3,000. It is not possible to determine or state the benefits which will be received under the 1996 Plan by the individuals specified in the Summary Compensation Table, by all current executive officers, or by all employees as a group. Non-employee directors are ineligible to participant in the 1996 Plan. For certain awards made under the Company's existing stock option plans during 1995, see Option Grants Table.



EXECUTIVE COMPENSATION
     The following table and related notes summarizes the compensation paid by the Company to its Chief Executive Officer and the four other most highly compensated executive officers for the three fiscal years ended December 31, 1995.

SUMMARY COMPENSATION TABLE


                                             Long-Term
                       Annual Compensation  Compensation           Other Compensation
                                                            Profit    Retirement
                                                            Sharing    Savings      Life
Name and Principal    Year  Salary      Bonus    Options     Plan(1)    Plan(2)    Insurance(3)
 Position

Michael S. Starnes    1995  $325,246   $  --        --      $  --      $    --     $64,238
 Chairman of the      1994   313,190    29,096      --         834          --      73,775
 Board,President      1993   300,942    36,112   60,000      1,482          --      59,704
 and Chief Executive
 Office
Carl J. Mungenast     1995   205,815        --   40,000        --       4,620        --
 Executive Vice       1994   190,401(4)  18,500  50,000        --          --        --
 President and Chief  1993        --        --      --         --          --
 Operating Officer

James W. Welch        1995   188,178        --      --         --       4,620      4,387
 Senior Vice          1994   179,178     16,574  20,000        834         --      4,052
 President-Marketing  1993   170,522     20,463     --       1,185         --      4,016

Gary L. Hardeman(5)   1995   169,245        --      --         --       1,848        --
 Senior Vice          1994   164,321     14,583  20,000        834      1,848      4,110
 President-Operations 1993   149,975     17,997     --       1,042      1,799      4,053

M. J. Barrow          1995   138,365        --      --         --       3,170      4,667
 Senior Vice          1994   135,313     12,188  20,000        817      2,772      4,313
 President- Finance,  1993   122,944     14,753     --         854      2,698      4,273
 Secretary,Treasurer

(1) The Company's contribution to the named individual's account in the Company's Profit-Sharing Plan.
(2) The Company's contribution to the named individual's account in the Company's Retirement Savings Plan.
(3) Premiums paid by the Company on split-dollar life insurance policies covering the named individual. Upon the death of an individual, the Company will be reimbursed the amount it has paid in premiums.
(4) Carl J. Mungenast's employment with the Company commenced April 1, 1994. The amount listed under this column includes $44,247 of reimbursed relocation expenses.
(5) Gary L. Hardeman's employment with the Company terminated January 31,
    1996.

OPTION GRANTS IN 1995
The following table provides information with respect to stock options granted to the Chief Executive Officer and each of the four other most highly compensated executive officers during the year ended December 31, 1995.

                                     Individual Grants                              Potential realizable
                                           % of                                      value at assumed
                           Number of       Total                                        annual rates
                           Securities     Options       Exercise                        of stock price
                           Underlying    Granted to     or Base                        appreciation for
                            Options     Employees in     Price      Expiration           option term
     Name                  Granted (#)   Fiscal Year     ($/SH)        Date             5%         10%
Michael S. Starnes            --             --            --           --              --         --
Carl J. Mungenast           40,000          88.9%        $23.00      2/06/05        $578,583   $1,249,312
James W. Welch                --             --            --           --              --         --
Gary L. Hardeman              --             --            --           --              --         --
M.J. Barrow                   --             --            --           --              --         --

AGGREGATED OPTION EXERCISES IN 1995 AND YEAR-END VALUE TABLE
The following table sets forth information with respect to stock options exercised by the Chief Executive Officer and each of the four other most highly compensated executive officers during the year ended
December 31, 1995.

                                                   Number of                  Value of Unexercised
                                                 Unexercised Options          In-the-Money Options
                                                At December 31, 1995          At December 31, 1995(1)

                     Shares Acquired   Value
Name                   on Exercise    Realized  Exercisable   Unexercisable  Exercisable  Unexercisable
Michael S. Starnes         --           --           --          60,000           --           --
Carl J. Mungenast          --           --           --          90,000            --           --
James W. Welch             --           --        76,666         33,334     $1,241,659     $170,842
Gary L. Hardeman           --           --        46,668         26,666        545,849       85,408
M. J. Barrow               --           --        26,666         33,334        341,658      170,842

    (1) This amount is the aggregate of the number of options multiplied by the difference between the last sale price of $20.00 of the Common Stock on the last trading day in 1995 minus the exercise price for those options.

Employment Contracts
The Company has employment agreements with Michael S. Starnes, Carl
J. Mungenast, James W. Welch and M.J. Barrow. Under each of these employment agreements, the Executive Compensation Committee of the Company's Board of Directors determines the annual base salary of the executive officer and may award discretionary bonuses to the executive officer. Each executive officer is entitled to participate in all employee benefit plans generally available to the Company's employees. The Company shall reimburse all ordinary and necessary business expenses incurred by each of these executive officers. Each of these employment agreements provide that the employment of the executive officer may be terminated by either the Company or the executive officer upon thirty days notice. Mr. Mungenast's and Mr. Welch's employment agreements contain certain non-competition and confidentiality provisions which continue after the term of their employment.

Certain Transactions with Management

Mr. Starnes owns 20% and his brother, C.R. Bobby Starnes, owns 40% of the common stock of Southern Drayage, Inc., a Mississippi corporation ("SDI"). SDI is a motor common carrier providing services in markets which are not served by the Company. During 1995, the Company paid SDI $352,241 for transportation services provided by SDI to the Company's logistics operations. The terms on which SDI provided services to the Company were no less favorable than those which the Company could have obtained from other carriers.

During 1995, the Company paid Richards Aviation, Inc., a Tennessee corporation ("Richards"), a total of $63,728 for charter aircraft services which Richards provided to the Company. One of the aircrafts which Richards utilizes in its charter business is a Lear jet in which Mr. Starnes owns an indirect one-third interest. The terms of Richards' charter services to the Company were no less favorable than those which the Company could have obtained from other providers of charter aircraft services.

REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE

The Executive Compensation Committee of the Board of Directors (the "Committee") is composed of the Chairman of the Board and two
Directors who are not employees of the Company. The Committee is responsible for establishing and administering the Company's executive compensation plans.

Compensation Philosophy and Objectives

The Company applies a consistent philosophy to compensation for all employees, including senior management. This philosophy is based on the premise that superior performance of the Company results from the coordinated efforts of all employees working toward common objectives. The Company strives to achieve those objectives through teamwork that is focused on meeting the expectations of the Company's customers and shareholders.

The Company's goal is to attract, retain and reward executive officers who contribute to the long-term success of the Company. The philosophy underlying the executive compensation plans is the alignment of compensation with the Company's business objectives and performance. In addition, the Company seeks to align the interests of executive officers with those of the shareholders. Key principles of this philosophy are:

   * Providing fairness in compensation plans which deliver pay commensurate with the Company's performance and the individual's performance.

   * Providing equity-based incentives for the executive officers to insure that they are motivated over the long term to manage the Company's business as owners rather than just employees.

     The Company strives to structure salaries for its executive officers that are comparable with those of the Company's competitors and other publicly held companies headquartered in Memphis, Tennessee.
During 1993, the Company implemented an incentive plan for certain management and administrative employees, including executive officers. Under this plan, participants are awarded bonuses equal to a predetermined percentage (up to 40%) of their quarterly salaries based upon the Company's operating ratio for the calendar quarter. The objective of the plan is to tie the management group together as a team so that each person's efforts are focused towards the profitability of the entire Company rather than towards the profitability of individual departments within the Company. No bonuses were awarded under the incentive plan in 1995 as the Company did not achieve the targeted operating ratios during the year.

     The Company's Stock Option Plans are the vehicles utilized to provide long-term incentives to executive officers. Grants under these plans are tied to the value of the Company's Common Stock, thereby providing an additional incentive for executive officers to maximize shareholder value. Options granted under the plans have a term of ten years and typically vest over a five-year period. An executive officer receives value from the grant of options under these plans if the Company's
Common Stock appreciates over the long term and the executive officer continues in the employ of the Company.

Company Performance and CEO Compensation

     Under the Company's incentive plan, neither Mr. Starnes, the Company's CEO, nor any other executive officer received a bonus for 1995. In addition, there was no increase in the base salaries of Mr. Starnes or the other executive officers for 1996.


 EXECUTIVE COMPENSATION COMMITTEE

 Michael S. Starnes, Chairman
 Morris H. Fair
 Jack H. Morris III


[GRAPH GOES HERE]

COMPARISON OF CUMULATIVE TOTAL SHAREHOLDER RETURN (1)

                                YEAR ENDING DECEMBER 31
                       1990   1991   1992   1993   1994   1995
M.S. Carriers, Inc.     100    163    242    236    242    222
NASDAQ Combined
 Composite Index        100    157    181    207    201    281
Peer Group Index        100    172    236    282    209    197


(1) Assumes $100 invested on December 31, 1990 in M.S. Carriers, Inc. Common Stock, NASDAQ Composite Index and Peer Group Index with reinvestment of dividends.

(2) This peer group is composed of J.B. Hunt Transport Services, Inc. and Werner Enterprises Inc., two other truckload carriers. This index has not been weighted to reflect the relative market capitalization of the peer group companies.


AUDITORS

     The Board of Directors has appointed Ernst & Young as independent auditors for the year ended December 31, 1996. One or more members of Ernst & Young are expected to be present at the Annual Meeting, will have the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.



SHAREHOLDER PROPOSALS

    Proposals intended to be presented at the 1997 Annual Meeting of Shareholders should be sent to M.J. Barrow, Secretary, M.S. Carriers, Inc., P. O. Box 30788, Memphis, Tennessee 38130-0788, and must be received by December 15, 1996, in order to be included in the proxy materials for the 1997 annual meeting.

OTHER MATTERS

    In addition to the matters described above, there will be an address by the Chairman and a general discussion period during which shareholders will have an opportunity to ask questions about the Company's business.
    If any matter not described herein should come before the meeting, the persons named in the accompanying proxy card will vote the shares represented by them in accordance with their best judgment. At the time this proxy statement went to press, the Company knew of no other matters which might be presented for shareholder action at the meeting.

OTHER INFORMATION

    The enclosed proxy card is being solicited by the Board of Directors and the entire cost of such solicitation will be paid by the Company.
If the proxy is properly executed, the shares represented by it will be voted at the Annual Meeting. If a shareholder has specified how his shares are to be voted, they will be voted in accordance with such specification. To the extent necessary to assure sufficient representation at the meeting, certain officers and other regular employees of the Company may, by telephone, telegraph or personal interview, request the return of proxies.
    It is intended that the shares represented by the proxy not limited to the contrary will be voted in favor of all items listed on the proxy and in the discretion of the persons named in the proxies on any other matter which may properly come before the meeting.

FINANCIAL STATEMENTS

    Financial statements for the Company are included in the Annual Report to shareholders for the year 1995 which is being mailed to shareholders with this proxy statement but which is not a part of the proxy soliciting materials. Additional copies of these statements, as well as the Annual Report to the Securities and Exchange Commission on Form 10-K, may be obtained without charge from M.J. Barrow, Secretary, M.S. Carriers, Inc., P.O. Box 30788, Memphis, Tennessee 38130-0788.
    The above notice and proxy statement are sent by order of the Board of Directors.


M.J. Barrow
Secretary



EXHIBIT A
M.S. CARRIERS, INC. 1996 Stock Option Plan

1. Purpose.

     The 1996 Stock Option Plan (the "Plan") is to benefit M.S. Carriers, Inc. (the "Company") in attracting and retaining outstanding personnel by offering to its employees a favorable opportunity to become owners of the Common Stock , $.01 par value, of the Company and is intended to advance the best interests of the Company by providing employees with additional incentive by enabling them to obtain a proprietary interest in the success of the Company.

2. Administration.
     Except as provided in Paragraph 4, the Plan shall be administered by the members of the Executive Compensation Committee of the Board of Directors who are not employees of the Company (the "Committee"), which committee shall consist of not less than two members. Meetings shall be held at such times and places as shall be determined by the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting. In addition, the Committee may take any action otherwise proper under the Plan by the unanimous written consent of its members. No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including but not limited to the exercise of any power or discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct. All questions of interpretation and application of the Plan, or of options granted hereunder (the "Options"), shall be subject to the determination, which shall be final and binding, of a majority of the Committee.

3. Option Shares.
     The stock subject to the Options and other provisions of the Plan shall be shares of the Company's Commons Stock, $.01 par value, (the "Stock"). The total amount of the Stock with respect to which Options may be granted under this Plan shall not exceed in the aggregate one million five hundred thousand (1,500,000) shares; provided, that the class and aggregate number of shares of Stock which may be subject to Options granted hereunder shall be subject to adjustment in accordance with the provisions of Paragraph 16 hereof. Such shares of Stock may be treasury shares or authorized but unissued shares of Stock. In the event that any outstanding Option for any reason shall expire or is terminated or canceled, the shares of Stock allocable to the unexercised portion of such Option may again be subject to an Option under the Plan.

4. Authority to Grant Options.
     Options granted under the Plan may, in the discretion of the Committee, be either incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified stock options. Each stock option agreement or other appropriate documentation shall specifically state, for each Option granted thereunder, whether the Option is an incentive stock option or a non-qualified option, but any Option not designated by the Committee as an incentive stock option shall be a non-qualified stock option. In no event, however, shall both an incentive stock option and a non-qualified stock option be granted together under the Plan in such a manner that the exercise of one Option affects the right to exercise the other. No Options shall be granted under the Plan subsequent to March 25, 2006. Except as provided in Paragraph 6, all provisions of this Plan apply to both incentive and non-qualified options. The only Options under the Plan which may be granted are those which either (i) are granted after adoption of the Plan and are conditioned upon approval of the Plan by the stockholders of the Company within twelve months of such adoption or (ii) are granted after both adoption of the Plan and approval thereof by the stockholders of the Company within twelve months after the date of such adoption, all as provided in Paragraph 20 hereof.

5. Eligibility for Stock Options.
     Individuals who shall be eligible to receive Options under the Plan shall be all employees of the Company.

6. Provisions Applicable to Incentive Stock Options.
     The following provisions shall apply only to incentive stock options granted under the Plan:
     (i) Incentive stock options granted to any employee must have an exercise price equal to at least 100% of the fair market value of the Stock (determined in accordance with Paragraph
          7) subject to the Option.
     (ii) No incentive stock option shall be granted to any employee who, at the time such Option is granted, owns, within the meaning of Section 422(b)(6) of the Code, stock possessing more than 10 percent of the total combined voting power of all classes of Stock of the Company or any of its subsidiaries, except that such an Option may be granted to such an employee if at the time the Option is granted the option price is at least 110 percent of the fair market value of the Stock (determined in accordance with Paragraph
          7) subject to the Option, and the Option by its terms is not exercisable after the expiration of five years from the date the Option is granted.
    (iii) To the extent that the aggregate fair market value of stock with respect to which incentive stock options (without regard to this subparagraph) are exercisable for the first time by any individual during any calendar year (under all plans of the Company) exceeds $100,000, such Options shall be treated as Options which are not incentive stock options. This subparagraph shall be applied by taking Options into account in the order in which they were granted. If some but not all Options granted on any one day are subject to this subparagraph, then such Options shall be apportioned between incentive stock option and non-qualified stock option treatment in such manner as the Committee shall determine. For purposes of the subparagraph, the fair market value of any Stock shall be determined, in accordance with Paragraph 7, as of the date the option with respect to such Stock is granted.
     (iv) No incentive stock option granted under the Plan shall be exercisable any sooner than one year from the date of grant.

7. Option Price; Fair Market Value.
     Subject to Paragraph 6, the price at which shares of Stock may be purchased pursuant to an Option shall be not less than one hundred percent (100%) of the fair market value of the shares of Stock on the date the Option is granted, and the Committee in its discretion may provide that the price at which shares may be so purchased shall be more than such fair market value. For all purposes of this Plan, the "fair market value" of the Stock shall be the mean of the highest and lowest selling prices of the Stock as reported in The Wall Street Journal on the applicable date or, if there were no sales of Common Stock reported for such date, for the last trading day before the date as of which such fair market value is to be determined.


8. Duration of Options.
     Subject to Paragraph 6(ii), no Option shall be exercisable after the expiration of ten years from the date such Option is granted. An Option shall expire immediately following the last day on which such Option is exercisable pursuant to this Paragraph 8 or any decision of the Committee made pursuant to Paragraph 9.

9. Amount Exercisable.
     Subject to Paragraph 6(iv), the Committee in its discretion may provide that an Option shall be exercisable throughout the term of the Option or during any lesser period of time commencing on or after the date of grant of the Option and ending upon or before the expiration of the term. Each Option may be exercised, so long as it is valid and outstanding, from time to time in part or as a whole, subject to any limitations with respect to the number of shares for which the Option may be exercised at a particular time and to such other conditions as the Committee in its discretion may specify upon such granting the Option.

10. Exercise of Options.
     Options shall be exercised by the delivery of written notice to the Company setting forth the number of shares of Stock with respect to which the Option is to be exercised, together with cash, certified check, bank draft or postal or express money order payable to the order of the Company for an amount equal to the Option price of such shares of Stock, or if allowed by the terms of the option, by exchanging shares of Stock owned by the Optionee, so long as the exchanged shares of Stock plus cash (or certified check) paid, if any, have a total fair market value (determined in accordance with Paragraph 7, as of the date of exercise) equal to the purchase prices for such shares to be acquired upon exercise of said Option, and specifying the address to which the certificates for such shares are to be mailed. Whenever an Option is exercised by exchanging shares of Stock theretofore owned by the Optionee: (1) no shares of Stock received upon exercise of that Option thereafter may be exchanged to pay the Option price for additional shares of Stock within the following six months; and (2) the Optionee shall deliver to the Company certificates registered in the name of such Optionee representing a number of shares of Stock legally and beneficially owned by such Optionee, free of all liens, claims, and encumbrances or every kind, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by such certificates, with signature guaranteed by a commercial bank or trust company or by a brokerage firm having a membership on a registered national stock exchange. Such notice may be delivered in person to the Secretary of the Company, or may be sent by mail to the Secretary of the Company, in which case delivery shall be deemed made on the date such notice is received. As promptly as practicable after receipt of such written notification and payment, the Company shall deliver to the Optionee certificates for the number of shares with respect to which such option has been so exercised, issued in the Optionee's name; provided, that such delivery shall be deemed effected for all purposes when a stock transfer agent of the company shall have deposited such certificates in the United States mail, addressed to the Optionee, at the address specified pursuant to this Paragraph 10. The delivery of certificates upon the exercise of Options may, in the discretion of the Committee, be subject to any reasonable conditions, including, but not limited to (a) payment to the Company by the person exercising such Option of the amount, determined by the Company, of any tax liability of the Company (including but not limited to employment taxes required to be withheld) resulting from such exercise, or from a sale or other disposition of the stock issued upon exercise of such Option and (b) agreement by the person exercising such Option to provide the Company with such information as the Company might reasonably request pertaining to such exercise, sale or other disposition. In its discretion, the Committee may provide that the Optionee may elect to have the Company accept or retain Stock as payment of an Optionee's liability to the Company, as set forth in (a) above.

11. Transferability of Options.
     Options shall not be transferable by the Optionee other than by will or under the laws of descent and distribution, and shall be exercisable, during the Optionee's lifetime, only by the Optionee.

12. Termination of Employment of Optionee.
     Except as may be otherwise expressly provided herein, Options shall terminate on such date as shall be selected by the Committee in its discretion and specified in the option agreement. If an Optionee and the Company sever their employment relationship for any reason (except as otherwise provided for herein), the Option shall terminate not later than one day less than three months following the severance of the employment relationship. Whether authorized leave of absence, or absence on military or government service, shall constitute severance of the employment relationship between the Company and the Optionee, shall be determined by the Committee at the time thereof. If, before the date of expiration of the Option, the Optionee shall be retired in good standing from the employ of the Company for reasons of age or disability under the then established rules of the Company, the Option shall terminate on the earlier of such date of expiration or one year after the date of such retirement. In the event of such retirement, the Optionee shall have the right prior to the termination of such Option to exercise the Option to the extent to which he was entitled to exercise such Option immediately prior to such retirement; however, in the event that the Optionee has retired on or after attaining the age of sixty-two (62) years, the Optionee shall be entitled to exercise all or any part of such Option. Upon the death of the Optionee, his executors, administrators, or any person or persons to whom his Option may be transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to the earlier of the date of expiration or one year following the date of such death, to exercise the Option, in whole or in part (without regard to any limitations imposed pursuant to Paragraph 9 hereof). In the event that the Committee grants an Option designating it as an incentive stock option, and the Optionee's employment status changes, but such person continues as a director or an affiliate of the Company, then the Company in its discretion may, upon request of the Optionee, elect that the Option previously granted shall continue in full force and effect as a non-qualified stock option. In the event that the Committee grants an Option designating it as a non-qualified stock option, and the person's status with the Company or its subsidiary corporations changes, but such person continues as an affiliate of the Company, then the Company in its discretion may elect that the Option previously granted shall continue in full force and effect. The Committee shall be permitted, in its discretion, to grant to any employee an Option which is an incentive stock option or a non-qualified stock option with a provision that the Option shall continue in full force and effect as non-qualified stock option if the person's status with the Company or its subsidiary changes, but such person continues as an affiliate of the Company.

13. Requirements of Law.
     The Company shall not be required to sell or issue any shares under any Option if the issuance of such shares shall constitute a violation by the Optionee or the Company of any provisions of any law or regulation of any governmental authority. In addition, in connection with the Securities Act of 1933 (as now in effect and hereafter amended), upon exercise of any Option, the Company shall not be required to issue Stock unless the Committee has received evidence satisfactory to it to the effect that the holder of such Option will not transfer such shares except pursuant to a registration statement in effect under such Act or unless a reasonably satisfactory opinion of counsel addressed to the Company has been received by the Company to the effect that such registration is not required. Any determination in this connection by the Committee shall be final, binding and conclusive. In the event the shares issuable on exercise of an Option are not registered under the Securities Act of 1933, the Company may imprint the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act of 1933:
     "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any State and may not be sold or transferred except upon such registration or upon receipt by the Corporation of an opinion of counsel satisfactory to the Corporation, in form and substance satisfactory to the Corporation, that registration is not required for such sale or transfer."
     The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended); and in the event any shares are so registered, the Company may remove any legend on certificates representing such shares. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

14. No Rights as Stockholder.
     No Optionee shall have rights as a stockholder with respect to shares covered by any Option until the date of issuance of a stock certificate for such shares; and, except as otherwise provided in Paragraph 16 hereof, no adjustment for dividends, or otherwise, shall be made if the record date thereof is prior to the date of issuance of such certificate.

15. No Employment Obligation.
     The granting of any Option shall not impose upon the Company any obligation to employ or continue to employ any Optionee; and the right of the Company to terminate the employment of any employee shall not be diminished or affected by reason of the fact that an Option has been granted to the employee.

16. Changes in the Company's Capital Structure.
     The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
     If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Stock outstanding, without receiving compensation therefor in money, services or property, then (a) the number, class, and per share price of shares of stock subject to outstanding Options hereunder shall be appropriately adjusted in such a manner as to entitle an Optionee to receive upon exercise of an Option, for the same aggregate cash consideration, the same total number and class of shares as he would have received had he exercised his Option in full immediately prior to the event requiring the adjustment; and (b) the number and class of shares then reserved for issuance under the Plan shall be adjusted by substituting for the total number and class of shares of stock that would have been received by the owner of an equal number of outstanding shares of each class of Stock as the result of the event requiring the adjustment.
     After a merger of one or more corporations into the Company, or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each holder of an outstanding Option shall, at no additional cost, be entitled upon exercise of such Option to receive (subject to any required action by stockholders) in lieu of the number and class of shares as to which such Option would have been so exercisable in the absence of such event, the number and class of shares of stock or other securities to which such holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such holder had been the holder of record of the number and class of shares of Stock equal to the number and class as to which such Option shall be so exercised.
     If the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation, or if the Company sells or otherwise disposes of substantially all its assets to another corporation and is liquidated while unexercised Options remain outstanding under the Plan, (i) subject to the provisions of clause (iii) below, after the effective date of such merger, consolidation or sale and liquidation, as the case may be, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive, in lieu of shares of the Stock, shares of such stock or other securities as the holders of shares of such class of Stock received pursuant to the terms of the merger, consolidation or sale; (ii) the Board of Directors may waive any limitations imposed pursuant to Paragraph 9 hereof so that all Options, from and after a date prior to the effective date of such merger, consolidation, or sale and liquidation, as the case may be, specified by the Board, shall be exercisable in full; and (iii) all outstanding Options may be canceled by the Board of Directors as of the effective date of any such merger, consolidation or sale and liquidation provided that (x) notice of such cancellation shall be given to each holder of an Option and (y) each holder of an Option shall have the right to exercise such Option in full (without regard to any limitations imposed pursuant to Paragraph 9 hereof) during a 30-day period preceding the effective date of such merger, consolidation or sale and liquidation.
     Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Stock then subject to outstanding Options.

17. Amendment or Termination of Plan.
     The Board of Directors may modify, revise or terminate this Plan at any time and from time to time; provided, however, that without the further approval of the holders of at least a majority of the shares of stock of the Company present in person or by proxy and entitled to vote on the election of directors, the Board may not increase the aggregate number of shares which may be issued under Options pursuant to provisions of the Plan, change the class of employees eligible under the Plan, or materially increase the benefits accruing to participants under the Plan. Consistent with the foregoing limitations, the Committee shall determine whether and to what extent any amendment, modification, revision or termination will affect any outstanding Options.

18. Written Documentation.
     Each Option granted hereunder shall be embodied in a written option agreement or such other appropriate documentation as the Committee in its discretion shall deem advisable.

19. Indemnification of Committee.
     The Company shall indemnify each present and future member of the Committee against, and each member of the Committee shall be entitled without further act on his part to indemnify from the Company for, all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit or proceeding in which he may be involved by reason of his being or having been a member of the Committee at the time of incurring such expenses; provided, however, that such indemnity shall not include any expenses incurred by any such member of the Committee (a) in respect of matters as to which he shall be finally adjudged in any such action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as such member of the Committee, or (b) in respect of any matter in which any settlement is effected, to an amount in excess of the amount approved by the Company on the advice of its legal counsel; and provided further, that no right of indemnification under the provisions set forth herein shall be available to or enforceable by any such member of the Committee unless, within sixty (60) days after institution of any such action, suit or proceeding, he shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Committee and shall be in addition to all other rights to which such member of the Committee may be entitled as a matter of law, contract, or otherwise.

20. Adoption, Approval and Effective Date of Plan.
     The Plan shall be considered adopted and shall become effective on the date the Plan is approved by the Board of Directors of the Company; provided, however, that the Plan and any grants of Options thereunder, shall be void, if the stockholders of the Company shall not have approved adoption of the Plan within twelve months after such effective date.

                                    Adopted By The Board of Directors
                                    By Resolution dated March 26, 1996




                                     /s/M.J. Barrow
                                     M. J. Barrow, Secretary


[ATTACHMENT -- PROXY CARD]
PROXY CARD
M.S. CARRIERS, INC.
3171 Directors Row
Memphis, Tennessee 38116

This proxy is solicited on behalf of the Board of Directors for the Annual Meeting on May 3, 1996.

The undersigned hereby appoints Michael S. Starnes and M.J. Barrow, or either of them, proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all common shares of the undersigned in M.S. Carriers, Inc., at the Annual Meeting of the Shareholders to be held at the Company's Office, 3171 Directors Row, Memphis, Tennessee, beginning at 9:00 a.m. on May 3, 1996, and at any adjournment thereof, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated on the other side of this card. IF NO DIRECTIONS ARE GIVEN, THE PROXIES WILL VOTE FOR THE ELECTION OF ALL LISTED NOMINEES, IN ACCORD WITH THE DIRECTORS' RECOMMENDATIONS ON THE OTHER SUBJECTS LISTED ON THE OTHER SIDE OF THIS CARD AND, AT THEIR DISCRETION, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

Your vote for the election of Directors may be indicated on the other side. Nominees are Michael S. Starnes, Carl J. Mungenast,
James W. Welch, M.J. Barrow, Robert P. Hurt, Jack H. Morris, III and Morris H. Fair.

PLEASE SIGN ON THE OTHER SIDE AND RETURN PROMPTLY. IF YOU DO NOT
SIGN AND RETURN A PROXY, OR ATTEND THE MEETING AND VOTE BY
BALLOT, YOUR SHARES CANNOT BE VOTED.

Please mark votes [X]

* To vote your shares for all Director nominees, mark the "For" box on Item "1."
* To withhold voting for all nominees, mark the "Withhold" box.
* If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and enter the names of those you do not want to vote for in the space provided; your shares will be voted for the remaining nominees.

Directors recommend a vote "For"

                                   With-     For All
                         For       hold      Except*
1.   Election of all     [ ]       [ ]       [ ]
     Directors
     (Page 3)

*Exceptions_____________________________________________
________________________________________________________
________________________________________________________

                         For       Against   Abstain
2.   Approval of 1996    [ ]       [ ]       [ ]
     Stock Option Plan
     (Page 4)

Please sign this proxy and return it promptly whether or not you plan to attend the meeting. If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing. If you do attend the meeting and decide to vote by ballot, such vote will supersede this proxy.

Sign here as name(s) appear on reverse side

x _______________________________________________________
x _______________________________________________________

Date ___________________________________________, 1996